SHARE EXCHANGE AGREEMENT

THIS AGREEMENT dated as of April 1, 2007.

BETWEEN:

PUI SHAN LAM, with an office at 168 - 919 Centre Street NW, Calgary, Alberta

(“LAM”)

AND:

SWAV ENTERPRISES LTD., a Company incorporated under the
laws of the State of Nevada, with an office at 168 - 919 Centre Street
NW, Calgary, Alberta

(“SWAV”)

WHEREAS:

A.	LAM is the owner of 1,000 Class “A” Common shares in the capital of Swav Holdings Inc., a corporation existing under the laws of the Province of Alberta; and,

B.	LAM and SWAV have agreed to exchange the Shares on the terms and conditions set forth in this share exchange agreement (“Agreement”) to effect the share exchange contemplated herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and the respective covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.

In consideration for the transfer of each Class “A” Common share in the capital of Swav Holdings Inc. by LAM to SWAV, SWAV agrees to issue to LAM 6,000 common shares in the capital of SWAV, for a total number of 6,000,000 common shares of SWAV (collectively, the “Shares”).

2.

LAM represents and warrants that she is the registered and beneficial owner of the 1,000 Class “A” Common shares and that such shares are free and clear of all encumbrances of every nature and kind whatsoever and are freely transferable to SWAV.

3.	LAM represents and warrants that:

(a)

Swav Holdings Inc. is a corporation duly organized, validly existing and in good standing under the laws of Province of Alberta and has the requisite corporate power and authority to own, lease and to carry on its business as now being conducted.

(b)

the 1,000 Class “A” Common shares registered under the name of and beneficially owned by LAM constitute all of the issued and outstanding shares capital of Swav Holdings Inc. All of the issued and outstanding shares of Swav Holdings Inc. have been duly authorized, are validly issued, were not issued in violation of any pre-

emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the general corporate laws of the Province of Alberta and its articles and bylaws. There are no agreements purporting to restrict the transfer of the 1,000 Class “A” Common shares of Swav Holdings Inc., no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the 1,000 Class “A” Common shares of Swav Holdings Inc.

(c)	LAM is not a U.S. Person and LAM is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(d)	LAM is outside the United States when receiving and executing this Agreement and is acquiring the Shares as principal for his own account;

(e)

LAM acknowledges that she has not acquired the Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act of 1933 (the “Securities Act”)) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that LAM may sell or otherwise dispose of the Shares pursuant to registration of the Shares pursuant to the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(f)	LAM has been advised to consult her own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions;

(g)	LAM is solely responsible (and SWAV is not in any way responsible) for compliance with:

(i) any applicable laws of any jurisdiction in which LAM is resident; and,

(ii) applicable resale restrictions,

in connection with the Shares.

4.	LAM hereby represents and warrants to and covenants with SWAV (which representations, warranties and covenants shall survive the Closing Date) that:

(a)

LAM understands that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Shares as principal for his own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Securities Act or any applicable state securities law or Canadian securities laws, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law or Canadian securities laws and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Securities Act or any applicable state securities law or Canadian securities laws.

(b)

All certificates representing the Shares issued on closing will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Shares are restricted securities and will be issued to LAM pursuant to a safe harbor from the registration requirements of the Securities Act:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

(c)

By executing and delivering this Agreement, LAM will have directed SWAV not to include a Canadian legend on any certificates representing the Shares to be issued to LAM. As a consequence, LAM will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Shares during or after the Canadian hold period described therein will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

5.

LAM acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by SWAV and its legal counsel in determining LAM's eligibility to obtain the Shares under applicable securities legislation. LAM further agrees that by accepting delivery of the certificates representing the Shares, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date of this Agreement with the same force and effect as if they had been made by LAM on the Closing Date and that they will survive the transfer of the Shares and will continue in full force and effect notwithstanding any subsequent disposition by LAM of the Shares.

6.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada and the federal laws of the United States applicable therein and shall be treated in all respects as a Nevada contract.

7.

This Agreement and all the provisions hereof shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party hereto.

8.

Each party shall make, do and execute, or cause to be made, done and executed all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may be reasonably required in order to implement this Agreement.

9.	Time is of the Essence to this Agreement.

10.

This Agreement may be executed in counterparts, each of which shall be deemed an original, and each signed copy sent by electronic facsimile transmission shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have entered into this Agreement as of the date and year first above written.

SWAV ENTERPRISES LTD.

Per:	/s/ Pui Shan Lam
Authorized Signatory

SIGNED, SEALED and DELIVERED by	)
PUI SHAN LAM in the presence of:	)
)
/s/ Signed	)
Signature	)
Alan Chan	)	/s/ Pui Shan Lam
Print Name	)	PUI SHAN LAM
)
Address	)
)
)
Professional Engineer	)
Occupation	)